UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2015

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 12, 2015

This report provides management’s discussion of fund performance for Sanford C. Bernstein Fund II, Inc. Intermediate Duration Institutional Portfolio (the “Portfolio”) for the semi-annual reporting period ended March 31, 2015.

Investment Objectives and Policies

The Portfolio’s investment objective is to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies.

Investment Results

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Barclays U.S. Aggregate Bond Index, and the Lipper Core Bond Funds Average (a comparison to peers of similarly managed funds, the “Lipper Average”) for the six- and 12-month periods ended March 31, 2015.

The portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, and the Lipper Core Bond Funds Average for the 12-month period. For the six-month period, the Portfolio outperformed the Lipper Core Bond Funds Average, yet slightly underperformed the Barclays U.S. Aggregate Bond Index.

For both periods, an overweight to Collateralized Mortgage Obligations, Asset-Backed Securities and Commercial Mortgage-Backed Securities contributed to performance. Currency exposure, specifically an overweight to the U.S. dollar versus short positions in several developed-market currencies, also contributed. Opportunistic allocations to non-U.S. dollar holdings contributed to performance. For both periods an allocation to inflation-linked securities detracted from performance. Overall yield curve positioning detracted from performance for both the six- and 12-month periods, mainly from an underweight in 20-30 year maturities.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration positioning of the Portfolio; overall yield curve positioning was a modest detractor for both periods. Credit default swaps were utilized for both hedging and investment purposes, which had an immaterial impact for both periods. Currency forwards were utilized for hedging and investment purposes, which had a positive impact during both periods; inflation swaps for hedging and investment purposes had an immaterial impact during both periods.

Market Review and Investment Strategy

Bond markets were volatile for the 12 month period as growth trends and monetary policies in the world’s biggest economies headed in different directions. Despite the best efforts of policymakers, inflation continued to fall throughout the developed world, reaching especially worrisome levels in Europe and Japan. In the fourth quarter of 2014, a sharp decline in oil prices put pressure on credit and Emerging Market debt and complicated efforts to boost inflation in Europe and Japan. Oil prices stabilized later in the first quarter of 2015 but remain well below where they began the year.

These dynamics helped push developed market government bond yields lower. Even the 10-year US Treasury yield approached a two-year low, despite expectations that the Fed will begin raising official rates later this year. In other markets, including many in Europe where the ECB has implemented its quantitative easing program, some yields are in negative territory. After struggling late last year, credit markets rebounded modestly in the first quarter of 2015 and most credit sectors outperformed government debt.

2015 Semi-Annual Report	1

Disclosures and Risks (Unaudited)

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may

Disclosures and Risks continued on next page

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Disclosures and Risks continued on next page

2015 Semi-Annual Report	3

Disclosures and Risks (continued)

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many investments and unprecedented volatility in the markets. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The performance shown on page 5 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

4	Sanford C. Bernstein Fund II, Inc.

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2015	PAST 6 MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio†	3.42%	6.16%	4.93%	5.22%	5.28%	May 17, 2002
Barclays U.S. Aggregate Bond Index	3.43%	5.72%	4.41%	4.93%	5.09%
Lipper Core Bond Funds Average	2.86%	4.89%	4.52%	4.47%	4.73%

†	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. These waivers/reimbursements may not be terminated before January 30, 2016 and may be extended by the Adviser for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher (0.58%, as of 01/30/2015) and its performance would have been lower than that shown.

Intermediate Duration Institutional Portfolio

Growth of a $25,000 Investment in the Portfolio

The chart shows the growth of $25,000 for the Portfolio and its benchmark and Lipper Average from March 31, 2005 through March 31, 2015.

Portfolio Summary—March 31, 2015 (Unaudited)

Intermediate Duration Institutional Portfolio

Security Type Breakdown *

*	All data are as of March 31, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

**	“Other” represents less than 0.2% in Emerging Markets – Corporate Bonds, Common Stocks and Governments – Sovereign Bonds.

See Disclosures, Risks and Note about Historical Performance on pages 2-4.

2015 Semi-Annual Report	5

Expense Example—March 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2014	ENDING ACCOUNT VALUE MARCH 31, 2015	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB II Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,034.20	$2.28	0.45%
Hypothetical**	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

6	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2015 (Unaudited)

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADE–22.5%
Industrial–13.3%
Basic–1.6%
Barrick North America Finance LLC 4.40%, 5/30/21	U.S.$	18	$18,485
Basell Finance Co. BV 8.10%, 3/15/27(a)		805	1,108,541
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21		10	10,445
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		1,126	1,123,477
Dow Chemical Co. (The) 3.00%, 11/15/22		15	15,129
4.125%, 11/15/21		10	10,867
7.375%, 11/01/29		170	230,628
8.55%, 5/15/19		724	906,461
Glencore Funding LLC 4.125%, 5/30/23(a)		485	493,921
International Paper Co. 3.65%, 6/15/24		371	378,263
4.75%, 2/15/22		1,165	1,287,920
LYB International Finance BV 4.00%, 7/15/23		20	21,185
LyondellBasell Industries NV 5.75%, 4/15/24		1,481	1,745,754
Minsur SA 6.25%, 2/07/24(a)		1,290	1,431,752
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		1,043	949,130
Vale Overseas Ltd. 6.875%, 11/21/36		330	319,176

			10,051,134

Capital Goods–0.7%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		1,056	852,720
Owens Corning 6.50%, 12/01/16(b)		99	106,442
Republic Services, Inc. 3.80%, 5/15/18		16	16,963
5.25%, 11/15/21		1,003	1,151,906
5.50%, 9/15/19		1,303	1,477,241
Yamana Gold, Inc. 4.95%, 7/15/24		683	671,534

			4,276,806

Communications—Media–2.0%
21st Century Fox America, Inc. 3.00%, 9/15/22		65	65,783
4.50%, 2/15/21		55	60,921

6.15%, 3/01/37–2/15/41	U.S.$	708	$915,300
6.55%, 3/15/33		785	1,040,922
CBS Corp. 5.75%, 4/15/20		10	11,493
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		15	21,824
Comcast Corp. 5.15%, 3/01/20		15	17,240
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.50%, 3/01/16		5	5,110
3.80%, 3/15/22		684	708,957
4.45%, 4/01/24		864	922,744
4.60%, 2/15/21		10	10,935
5.00%, 3/01/21		1,400	1,558,270
Discovery Communications LLC 3.45%, 3/15/25		870	869,301
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(c)		1,155	1,224,531
Omnicom Group, Inc. 3.625%, 5/01/22		334	350,261
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		20	24,538
TCI Communications, Inc. 7.875%, 2/15/26		130	183,910
Time Warner Cable, Inc. 4.00%, 9/01/21		25	26,759
4.125%, 2/15/21		1,770	1,903,612
4.50%, 9/15/42		176	180,534
5.00%, 2/01/20		35	39,059
Time Warner, Inc. 3.40%, 6/15/22		63	64,703
3.55%, 6/01/24		497	514,721
4.70%, 1/15/21		1,155	1,285,877
Viacom, Inc. 3.875%, 4/01/24		600	617,317
5.625%, 9/15/19		510	576,042
6.25%, 4/30/16		5	5,297

			13,205,961

Communications—Telecommunications–2.0%
America Movil SAB de CV 3.125%, 7/16/22		1,403	1,426,991
American Tower Corp. 4.70%, 3/15/22		30	32,174
5.05%, 9/01/20		2,230	2,463,205
AT&T Corp. 8.00%, 11/15/31(b)		5	7,279
AT&T, Inc. 3.00%, 2/15/22		25	25,085
4.45%, 5/15/21		15	16,432
4.80%, 6/15/44		146	149,509
5.35%, 9/01/40		537	586,037
BellSouth Telecommunications LLC 7.00%, 10/01/25		135	167,324

2015 Semi-Annual Report	7

Schedule of Investments (continued)

Principal Amount (000)				U.S. $ Value

British Telecommunications PLC 9.625%, 12/15/30		U.S.$	41	$67,620
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)			607	684,482
New Cingular Wireless Services, Inc. 8.75%, 3/01/31			20	30,149
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	256	221,736
SBA Tower Trust 2.898%, 10/15/19(a)		U.S.$	1,305	1,320,861
Telefonica Emisiones SAU 5.462%, 2/16/21			1,110	1,268,546
Verizon Communications, Inc. 3.50%, 11/01/24			1,562	1,598,496
3.85%, 11/01/42			791	718,557
6.55%, 9/15/43			1,417	1,845,159
Vodafone Group PLC 4.375%, 3/16/21			15	16,627

				12,646,269

Consumer Cyclical—Automotive–0.6%
Ford Motor Credit Co. LLC 2.597%, 11/04/19			748	756,889
5.00%, 5/15/18			1,984	2,163,487
5.875%, 8/02/21			930	1,094,798

				4,015,174

Consumer Cyclical—Other–0.0%
Wyndham Worldwide Corp. 2.50%, 3/01/18			35	35,147

Consumer Cyclical—Retailers–0.3%
Gap, Inc. (The) 5.95%, 4/12/21			25	28,684
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22			38	40,562
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24			1,565	1,618,135

				1,687,381

Consumer Non-Cyclical–2.2%
Actavis Funding SCS 3.80%, 3/15/25			1,387	1,431,426
3.85%, 6/15/24			468	483,415
Agilent Technologies, Inc. 5.00%, 7/15/20			4	4,362
Ahold Finance USA LLC 6.875%, 5/01/29			20	25,878
Altria Group, Inc. 2.625%, 1/14/20			1,570	1,595,181
4.75%, 5/05/21			45	50,229
Bayer US Finance LLC 3.375%, 10/08/24(a)			521	542,346
Becton Dickinson and Co. 3.734%, 12/15/24			685	716,922
Bunge Ltd. Finance Corp. 5.10%, 7/15/15			1,108	1,120,934

8.50%, 6/15/19	U.S.$		19	$23,413
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)			1,115	1,144,168
Kimberly-Clark Corp. 3.875%, 3/01/21			35	38,688
Kroger Co. (The) 3.40%, 4/15/22			1,934	1,998,041
Medtronic, Inc. 3.50%, 3/15/25(a)			1,570	1,641,264
Perrigo Finance PLC 3.50%, 12/15/21			237	245,247
Reynolds American, Inc. 3.25%, 11/01/22			1,320	1,313,470
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24			647	698,570
Tyson Foods, Inc. 2.65%, 8/15/19			317	324,591
3.95%, 8/15/24			1,040	1,098,743
4.50%, 6/15/22			11	12,136

				14,509,024

Energy–2.5%
Anadarko Petroleum Corp. 6.375%, 9/15/17			5	5,563
ConocoPhillips 6.00%, 1/15/20			25	29,467
ConocoPhillips Holding Co. 6.95%, 4/15/29			50	68,323
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43(d)			608	508,646
Encana Corp. 3.90%, 11/15/21			765	800,566
Energy Transfer Partners LP 4.65%, 6/01/21			25	26,711
6.125%, 2/15/17			140	151,168
6.625%, 10/15/36			120	142,726
6.70%, 7/01/18			744	844,901
7.50%, 7/01/38			1,373	1,735,182
Enterprise Products Operating LLC 3.35%, 3/15/23			30	30,327
5.20%, 9/01/20			536	603,941
Kinder Morgan Energy Partners LP 2.65%, 2/01/19			22	22,034
3.95%, 9/01/22			2,049	2,081,051
6.85%, 2/15/20			32	37,350
Marathon Petroleum Corp. 5.125%, 3/01/21			9	10,123
NiSource Finance Corp. 6.80%, 1/15/19			25	29,418
Noble Energy, Inc. 3.90%, 11/15/24			819	833,206
4.15%, 12/15/21			10	10,591
8.25%, 3/01/19			2,356	2,818,546
Noble Holding International Ltd. 4.90%, 8/01/20			70	67,810
Phillips 66 4.30%, 4/01/22			4	4,361

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Reliance Holding USA, Inc. 5.40%, 2/14/22(a)	U.S.$	1,471	$1,613,331
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44		895	923,325
TransCanada PipeLines Ltd. 3.80%, 10/01/20		10	10,598
6.35%, 5/15/67		1,365	1,324,050
Valero Energy Corp. 6.125%, 2/01/20		15	17,377
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		580	664,449
Williams Partners LP 4.125%, 11/15/20		751	782,396

			16,197,537

Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)		544	541,768

Technology–0.8%
Hewlett-Packard Co. 2.75%, 1/14/19		8	8,202
3.75%, 12/01/20		14	14,719
4.65%, 12/09/21		911	996,566
HP Enterprise Services LLC 7.45%, 10/15/29		25	31,662
Intel Corp. 4.80%, 10/01/41		15	16,901
KLA-Tencor Corp. 4.65%, 11/01/24		1,136	1,193,062
Motorola Solutions, Inc. 3.50%, 3/01/23		18	18,062
7.50%, 5/15/25		250	308,906
Oracle Corp. 5.25%, 1/15/16		53	54,977
Seagate HDD Cayman 4.75%, 1/01/25(a)		657	680,318
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		932	965,672
Total System Services, Inc. 2.375%, 6/01/18		685	688,961
3.75%, 6/01/23		8	7,983

			4,985,991

Transportation—Airlines–0.1%
Southwest Airlines Co. 5.75%, 12/15/16		935	1,002,546

Transportation—Railroads–0.0%
CSX Corp. 4.75%, 5/30/42		20	22,771

Transportation—Services–0.4%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		865	872,221
5.00%, 4/07/18(a)		844	907,583
Ryder System, Inc. 5.85%, 11/01/16		707	755,678

7.20%, 9/01/15	U.S.$	5	$5,126

			2,540,608

			85,718,117

Financial Institutions–8.4%
Banking–4.3%
American Express Co. 2.65%, 12/02/22		11	10,944
Bank of America Corp. 3.30%, 1/11/23		379	383,942
3.875%, 3/22/17		20	20,931
4.00%, 4/01/24		29	30,848
5.00%, 5/13/21		10	11,288
5.625%, 7/01/20		120	138,345
5.875%, 1/05/21		20	23,376
Series L 2.60%, 1/15/19		1,840	1,872,737
Bear Stearns Cos., LLC (The) 5.30%, 10/30/15		80	82,057
BPCE SA 5.70%, 10/22/23(a)		379	419,153
Capital One Financial Corp. 4.75%, 7/15/21		20	22,425
Citigroup, Inc. 3.875%, 3/26/25		1,170	1,173,976
Compass Bank 5.50%, 4/01/20		1,374	1,506,298
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		443	458,595
Countrywide Financial Corp. 6.25%, 5/15/16		1,040	1,094,088
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(a)		2,250	2,276,312
Goldman Sachs Group, Inc. (The) 3.85%, 7/08/24		1,700	1,779,172
5.35%, 1/15/16		230	237,881
5.75%, 1/24/22		80	93,389
Series D 6.00%, 6/15/20		2,360	2,754,502
Series G 7.50%, 2/15/19		40	47,739
HSBC Holdings PLC 5.10%, 4/05/21		15	17,131
JPMorgan Chase & Co. 4.35%, 8/15/21		10	11,000
4.40%, 7/22/20		15	16,474
4.625%, 5/10/21		60	67,021
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		1,568	1,683,696
Morgan Stanley 3.75%, 2/25/23		10	10,473
5.625%, 9/23/19		998	1,135,995
7.25%, 4/01/32		35	48,774

2015 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series G 5.50%, 7/24/20–7/28/21	U.S.$	1,946	$2,240,820
6.625%, 4/01/18		25	28,434
Murray Street Investment Trust I 4.647%, 3/09/17		274	290,360
Nationwide Building Society 6.25%, 2/25/20(a)		1,490	1,770,215
Nordea Bank AB 6.125%, 9/23/24(a)(c)		220	227,014
PNC Funding Corp. 5.125%, 2/08/20		40	45,708
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		745	773,869
Standard Chartered PLC 4.00%, 7/12/22(a)		2,175	2,235,900
UBS AG/Stamford CT 7.625%, 8/17/22		1,334	1,617,978
Wells Fargo Bank NA 5.60%, 3/15/16		150	156,919
6.18%, 2/15/36		629	791,911

			27,607,690

Brokerage–0.0%
Nomura Holdings, Inc. 2.00%, 9/13/16		28	28,263

Finance–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		955	1,113,881
General Electric Capital Corp. 2.95%, 5/09/16		22	22,555
4.65%, 10/17/21		8	9,054
5.875%, 1/14/38		43	55,596
Series G 5.625%, 5/01/18		115	129,127
HSBC Finance Corp. 6.676%, 1/15/21		101	119,930

			1,450,143

Insurance–2.3%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		790	852,707
American International Group, Inc. 4.875%, 6/01/22		1,635	1,858,102
6.40%, 12/15/20		785	950,882
Coventry Health Care, Inc. 5.95%, 3/15/17		555	606,351
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(c)		673	726,840
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		884	1,265,825
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,100	1,253,471
5.50%, 3/30/20		522	599,309
6.10%, 10/01/41		130	169,791
Humana, Inc. 7.20%, 6/15/18		30	34,836

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	698	$878,284
MetLife Capital Trust IV 7.875%, 12/15/37(a)		970	1,285,250
MetLife, Inc. 4.75%, 2/08/21		350	395,673
6.75%, 6/01/16		25	26,682
7.717%, 2/15/19		556	673,619
10.75%, 8/01/39		10	16,795
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		492	793,847
Prudential Financial, Inc. 4.50%, 11/15/20		19	21,143
5.625%, 6/15/43		895	948,700
XLIT Ltd. 4.45%, 3/31/25		806	811,217
6.25%, 5/15/27		175	218,048

			14,387,372

Other Finance–0.3%
ORIX Corp. 4.71%, 4/27/15		1,874	1,878,314

REITS–1.3%
HCP, Inc. 5.375%, 2/01/21		3,020	3,399,907
6.00%, 1/30/17		15	16,199
Health Care REIT, Inc. 5.25%, 1/15/22		3,010	3,392,535
6.20%, 6/01/16		30	31,777
Healthcare Realty Trust, Inc. 6.50%, 1/17/17		10	10,877
Trust F/1401 5.25%, 12/15/24(a)		1,410	1,515,750

			8,367,045

			53,718,827

Utility–0.8%
Electric–0.5%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		20	26,070
CMS Energy Corp. 5.05%, 3/15/22		345	394,608
Constellation Energy Group, Inc. 5.15%, 12/01/20		575	649,504
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	46,328
Exelon Generation Co. LLC 4.25%, 6/15/22		631	665,795
Pacific Gas & Electric Co. 4.50%, 12/15/41		10	11,045
6.05%, 3/01/34		10	13,065
TECO Finance, Inc. 4.00%, 3/15/16		560	576,480
5.15%, 3/15/20		690	780,851

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Wisconsin Electric Power Co. 4.25%, 12/15/19	U.S.$	23	$25,212

			3,188,958

Natural Gas–0.3%
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,775	1,887,180

			5,076,138

Total Corporates—Investment Grade (cost $134,754,127)			144,513,082

MORTGAGE PASS-THROUGHS–20.4%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.665%, 12/01/36(b)		1	1,443
Series 2007 2.795%, 3/01/37(b)		2	2,490
Federal National Mortgage Association Series 2007 2.054%, 2/01/37(b)		4	3,968
2.424%, 3/01/37(e)		6	5,921

			13,822

Agency Fixed Rate 15-Year–1.5%
Federal National Mortgage Association 3.00%, 5/01/30, TBA		8,861	9,271,513

Agency Fixed Rate 30-Year–18.9%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		40	45,039
Series 2007 5.50%, 7/01/35		628	710,096
Federal National Mortgage Association 3.00%, 12/01/42–11/01/43		9,871	10,107,847
3.50%, 5/01/42–3/01/45		7,404	7,870,989
3.50%, 5/01/45, TBA		26,948	28,241,400
4.00%, 5/01/45, TBA		45,214	48,269,486
4.50%, 5/25/45, TBA		18,160	19,760,350
Series 2003 5.50%, 4/01/33–7/01/33		1,863	2,103,408
Series 2004 5.50%, 2/01/34–11/01/34		1,644	1,859,776
Series 2005 5.50%, 2/01/35		1,786	2,020,333
Series 2006 5.50%, 4/01/36		376	425,248
Series 2007 5.50%, 5/01/36–8/01/37		159	179,887
Series 2008
5.50%, 8/01/37		2	2,686

			121,596,545

Total Mortgage Pass-Throughs (cost $129,068,470)			130,881,880

GOVERNMENTS—TREASURIES–16.7%
Brazil–0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	8,310	$2,469,055

United States–16.3%
U.S. Treasury Bonds 2.50%, 2/15/45	U.S.$	1,195	1,183,983
2.75%, 8/15/42		125	130,107
2.875%, 5/15/43		85	90,565
3.00%, 5/15/42–11/15/44		4,438	4,862,487
3.125%, 2/15/43–8/15/44		4,345	4,867,621
3.625%, 8/15/43–2/15/44		3,198	3,909,486
4.375%, 2/15/38(f)		13,066	17,500,408
4.50%, 2/15/36		528	719,276
8.125%, 8/15/21		384	536,730
U.S. Treasury Notes 0.125%, 4/30/15		490	489,924
0.375%, 6/30/15		350	350,219
0.50%, 7/31/17		235	234,100
0.625%, 8/31/17–4/30/18		350	348,972
0.75%, 6/30/17–2/28/18		390	389,282
0.875%, 11/30/16–1/31/18		1,569	1,577,894
1.00%, 8/31/16–3/31/17		60	60,498
1.375%, 9/30/18–3/31/20		13,430	13,434,712
1.50%, 6/30/16–11/30/19		2,748	2,770,039
1.625%, 3/31/19–11/15/22		460	460,238
1.75%, 5/15/23		159	158,143
2.00%, 11/15/21–2/15/23		265	270,049
2.125%, 8/15/21		125	128,662
2.25%, 11/15/24		25,222	25,929,299
2.375%, 8/15/24		3,061	3,181,900
2.50%, 8/15/23–5/15/24		17,868	18,789,942
2.625%, 4/30/16		390	399,689
2.75%, 11/15/23		1,689	1,811,189
3.75%, 11/15/18		328	358,568

			104,943,982

Total Governments—Treasuries (cost $104,009,704)			107,413,037

ASSET-BACKED SECURITIES–14.3%
Autos—Fixed Rate–8.4%
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19		2,525	2,546,806
Series 2014-1, Class A2 1.29%, 1/15/19		2,433	2,444,174
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		58	57,937
Series 2013-3, Class A3 0.92%, 4/09/18		3,302	3,304,338
Series 2013-4, Class A3 0.96%, 4/09/18		1,205	1,205,814

2015 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series 2013-5, Class A2A 0.65%, 3/08/17	U.S.$	183	$183,327
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		545	545,198
Series 2014-A, Class A2 0.81%, 11/15/22(a)		720	718,807
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		2,535	2,620,511
Series 2014-1A, Class A 2.46%, 7/20/20(a)		1,831	1,849,075
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		1,080	1,084,720
Capital Auto Receivables Asset Trust Series 2013-1, Class A2 0.62%, 7/20/16		160	160,300
Series 2013-3, Class A2 1.04%, 11/21/16		2,105	2,107,001
Series 2014-1, Class B 2.22%, 1/22/19		360	364,356
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		125	124,568
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		830	825,894
Series 2014-B, Class A 1.11%, 11/15/18(a)		865	862,688
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		576	576,323
Series 2014-2, Class A2 1.05%, 3/20/20(a)		1,367	1,367,657
Series 2015-1, Class A2 1.30%, 9/20/20(a)		2,211	2,213,905
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)		82	82,354
Series 2013-1A, Class A 1.29%, 10/16/17(a)		229	229,076
Series 2014-1A, Class A 1.29%, 5/15/18(a)		399	400,242
Series 2014-2A, Class A 1.06%, 8/15/18(a)		408	407,359
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		1,354	1,356,717
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		307	307,003
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(a)	CAD	507	400,832

Series 2014-R2A, Class A1 1.353%, 3/15/16(a)	CAD	232	$183,400
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17	U.S.$	1,865	1,869,739
Series 2012-D, Class B 1.01%, 5/15/18		860	856,744
Series 2014-2, Class A 2.31%, 4/15/26(a)		2,281	2,315,071
Ford Credit Floorplan Master Owner Trust Series 2014-1, Class A1 1.20%, 2/15/19		1,823	1,827,556
Fordf Series 2015-2, Class A1 1.98%, 1/15/22		1,622	1,617,971
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17		2,291	2,291,196
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		1,455	1,456,369
Series 2015-1, Class A3 1.41%, 6/15/20		1,012	1,012,736
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		1,665	1,665,063
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		3,745	3,725,535
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		238	237,658
Series 2014-A, Class A2A 0.48%, 6/15/16		1,342	1,341,979
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		1,804	1,806,150
Series 2013-5, Class A2A 0.64%, 4/17/17		24	23,556
Series 2014-2, Class A3 0.80%, 4/16/18		1,815	1,814,136
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18		1,882	1,880,835

			54,272,676

Autos—Floating Rate–2.0%
Ally Master Owner Trust Series 2014-2, Class A 0.545%, 1/16/18(b)		161	161,506
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.575%, 9/15/17(a)(b)		3,257	3,259,562
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.556%, 7/20/19(b)		2,220	2,217,937

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Series 2015-1, Class A 0.676%, 1/20/20(b)	U.S.$	2,205	$2,205,003
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.725%, 12/10/27(a)(b)		1,776	1,777,951
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.921%, 10/25/19(a)(b)		1,356	1,356,004
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.676%, 10/20/20(a)(b)		1,613	1,613,067

			12,591,030

Credit Cards—Floating Rate–1.4%
Barclays Dryrock Issuance Trust Series 2014-2, Class A 0.515%, 3/16/20(b)		1,880	1,877,842
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 0.705%, 2/18/20(a)(b)		1,270	1,273,716
Series 2014-1, Class A 0.525%, 3/16/20(b)		720	720,040
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.525%, 8/17/20(b)		1,933	1,934,121
First National Master Note Trust Series 2013-2, Class A 0.705%, 10/15/19(b)		1,523	1,526,892
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.555%, 12/15/19(b)		1,570	1,572,892

			8,905,503

Credit Cards—Fixed Rate–1.4%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		794	796,731
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		2,297	2,346,751
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		1,908	1,909,000
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,842	1,858,773
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,815	1,831,204

			8,742,459

Other ABS—Fixed Rate–0.9%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)	U.S.$	1,764	$1,767,516

Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		1,548	1,547,374
CNH Capital Canada Receivables Trust Series 2014-1A, Class A1 1.388%, 3/15/17(a)	CAD	196	154,645
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21	U.S.$	1,119	1,122,365
Series 2015-A, Class A4 1.85%, 4/15/21		1,125	1,129,876

			5,721,776

Home Equity Loans—Floating Rate–0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.299%, 12/25/32(b)		246	235,998
GSAA Trust Series 2006-5, Class 2A3 0.444%, 3/25/36(b)		1,848	1,258,160
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.474%, 4/25/34(b)		111	105,690

			1,599,848

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		159	160,003

Total Asset-Backed Securities (cost $91,942,243)			91,993,295

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.2%
Non-Agency Fixed Rate CMBS–8.7%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		3,011	3,266,342
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		983	1,011,977
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		1,705	1,773,512
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		2,495	2,606,519
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.768%, 3/15/49		724	747,053

2015 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series 2015-GC27, Class A5 3.137%, 2/10/48	U.S.$	1,289	$1,319,665
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.761%, 5/15/46		1,399	1,511,666
Commercial Mortgage Pass Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46		120	122,164
Commercial Mortgage Pass-Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44		692	695,482
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		1,058	1,046,077
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.704%, 6/15/39		787	825,963
DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.558%, 11/10/46(a)		668	734,671
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		1,740	1,739,795
Greenwich Capital Commercial Mortgage Trust Series 2007-GG9, Class A4 5.444%, 3/10/39		4,745	5,006,929
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		2,690	2,739,954
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,499	1,530,398
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Class A1A 5.439%, 1/15/49		61	65,512
Series 2007-LDPX, Class A3 5.42%, 1/15/49		4,755	5,041,852
Series 2008-C2, Class A1A 5.998%, 2/12/51		1,444	1,582,276
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		1,541	1,552,544
Series 2011-C5, Class D 5.323%, 8/15/46(a)		483	522,311
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31		43	44,007
Series 2007-C1, Class AM 5.455%, 2/15/40		515	550,132
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		1,113	1,135,832

Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43	U.S.$	1,616	$1,694,770

ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		5,948	6,220,093
Series 2007-9, Class A4 5.70%, 9/12/49		315	337,707
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		1,075	1,117,366
Series 2012-C4, Class A5 2.85%, 12/10/45		2,137	2,181,574
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45		3,086	3,168,597
Series 2006-C26, Class A1A 6.009%, 6/15/45		762	798,445
WFRBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		2,247	2,369,357
Series 2014-C20, Class A2 3.036%, 5/15/47		1,128	1,180,399

			56,240,941

Non-Agency Floating Rate CMBS–1.5%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.495%, 11/15/19(a)(b)		878	880,209
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A 1.077%, 6/11/27(a)(b)		1,316	1,311,534
Series 2014-SAVA, Class A 1.325%, 6/15/34(a)(b)		1,117	1,114,986
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.873%, 12/05/31(a)(b)		1,345	1,339,297
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.095%, 6/15/29(a)(b)		1,760	1,754,725
PFP III Ltd. Series 2014-1, Class A 1.345%, 6/14/31(a)(b)		1,174	1,175,940
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.227%, 4/15/32(a)(b)		746	739,853
Starwood Retail Property Trust Series 2014-STAR, Class A 1.392%, 11/15/27(a)(b)		1,059	1,060,362

			9,376,906

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K010, Class A1 3.32%, 7/25/20	U.S.$		86	$90,281
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20			78	83,726

				174,007

Total Commercial Mortgage-Backed Securities (cost $65,813,812)				65,791,854

INFLATION-LINKED SECURITIES–4.4%
United States–4.4%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS)			21,238	21,630,862
0.50%, 4/15/15 (TIPS)			6,975	6,986,580

Total Inflation-Linked Securities (cost $28,657,966)				28,617,442

COLLATERALIZED MORTGAGE OBLIGATIONS–3.1%
Non-Agency Fixed Rate–1.3%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35			252	239,930
Series 2005-57CB, Class 4A3 5.50%, 12/25/35			674	619,068
Series 2006-23CB, Class 1A7 6.00%, 8/25/36			399	384,888
Series 2006-24CB, Class A16 5.75%, 6/25/36			1,091	984,034
Series 2006-28CB, Class A14 6.25%, 10/25/36			750	640,335
Series 2006-J1, Class 1A13 5.50%, 2/25/36			689	620,301
Series 2007-2CB, Class 2A4 5.75%, 3/25/37			566	506,150
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37			331	288,783
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.568%, 5/25/35			694	667,625
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36			623	579,680
Series 2006-13, Class 1A18 6.25%, 9/25/36			970	892,016
Series 2006-13, Class 1A19 6.25%, 9/25/36			267	245,188

First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		U.S.$	1,071	$895,955

JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.557%, 7/25/36			389	302,401
JP Morgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37			451	407,101
Residential Funding Mortgage Securities I Series 2005-SA3, Class 3A 2.689%, 8/25/35			26	24,250
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37			406	395,810

				8,693,515

GSE Risk Share Floating Rate–1.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.424%, 11/25/23(b)			1,760	1,811,018
Series 2014-DN2, Class M3 3.774%, 4/25/24(b)			511	499,166
Series 2014-DN3, Class M3 4.174%, 8/25/24(b)			840	842,876
Series 2015-HQ1, Class M2 2.373%, 3/25/25(b)			470	470,654
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.374%, 7/25/24(b)			605	605,479
Series 2014-C04, Class 1M2 5.074%, 11/25/24(b)			1,243	1,313,550
Series 2015-C01, Class 1M2 4.474%, 2/25/25(b)			805	814,396

				6,357,139

Non-Agency Floating Rate–0.5%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.364%, 12/25/36(b)			1,952	1,159,894
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.424%, 3/25/35(b)			961	855,767
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.294%, 7/25/36(b)			1,460	1,157,783
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.828%, 2/25/47(b)			72	57,899

				3,231,343

2015 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Non-Agency ARMs–0.2%
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.576%, 2/25/47	U.S.$	1,417	$1,177,809

Agency Fixed Rate–0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.708%, 5/28/35		323	292,746
Federal National Mortgage Association 5.50%, 2/25/44		2,116	472,025

			764,771

Total Collateralized Mortgage Obligations (cost $20,255,222)			20,224,577

CORPORATES—NON-INVESTMENT GRADE–2.8%
Financial Institutions–1.5%
Banking–1.4%
Bank of America Corp. Series Z 6.50%, 10/23/24(c)		399	421,942
Bank of Ireland 1.781%, 9/22/15(b)(g)	CAD	965	739,055
Barclays Bank PLC 6.86%, 6/15/32(a)(c)	U.S.$	226	252,058
7.75%, 4/10/23		814	902,522
BNP Paribas SA 5.186%, 6/29/15(a)(c)		512	514,698
Credit Agricole SA 7.875%, 1/23/24(a)(c)		346	366,328
Credit Suisse Group AG 7.50%, 12/11/23(a)(c)		283	303,871
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	1,828	1,958,767
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	1,201	1,229,211
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		682	769,157
Societe Generale SA 5.922%, 4/05/17(a)(c)		225	234,844
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,042	1,113,873

			8,806,326

Finance–0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		356	377,360
International Lease Finance Corp. 5.875%, 4/01/19		470	509,950

			887,310

			9,693,636

Industrial–1.1%
Basic–0.0%
Novelis, Inc. 8.375%, 12/15/17	U.S.$	143	$149,435

Communications—Media–0.0%
CSC Holdings LLC 8.625%, 2/15/19		222	256,969

Communications—Telecommunications–0.2%
Numericable-SFR SAS 5.375%, 5/15/22(a)	EUR	274	307,906
Sprint Corp. 7.875%, 9/15/23	U.S.$	885	902,700

			1,210,606

Consumer Cyclical—Automotive–0.2%
General Motors Co. 3.50%, 10/02/18		640	655,718
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		304	321,480

			977,198

Consumer Cyclical—Other–0.2%
KB Home 4.75%, 5/15/19		552	539,580
MCE Finance Ltd. 5.00%, 2/15/21(a)		418	390,830

			930,410

Consumer Non-Cyclical–0.0%
CHS/Community Health Systems, Inc. 5.125%, 8/15/18		254	261,938

Energy–0.3%
Paragon Offshore PLC 6.75%, 7/15/22(a)		105	34,650
7.25%, 8/15/24(a)		602	200,165
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		251	252,255
SM Energy Co. 6.50%, 1/01/23		72	73,440
Transocean, Inc. 6.50%, 11/15/20		1,645	1,379,744

			1,940,254

Services–0.1%
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		608	649,618

Transportation—Services–0.1%
Hertz Corp. (The) 5.875%, 10/15/20		610	626,775

			7,003,203

Utility–0.2%
Electric–0.2%
AES Corp./VA 7.375%, 7/01/21		603	669,330

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

NRG Energy, Inc. Series WI 6.25%, 5/01/24	U.S.$	457	$460,427

			1,129,757

Total Corporates—Non-Investment Grade (cost $19,168,500)			17,826,596

AGENCIES–2.4%
Agency Debentures–2.4%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $13,914,241)		16,998	15,495,173

GOVERNMENTS—SOVEREIGN AGENCIES–0.8%
Brazil–0.3%
Petrobras Global Finance BV 5.75%, 1/20/20		2,374	2,202,075

Canada–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		645	674,025

Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45		508	472,440

Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17		45	48,611

Israel–0.2%
Israel Electric Corp. Ltd. 5.00%, 11/12/24(a)		1,117	1,156,095

Morocco–0.1%
OCP SA 5.625%, 4/25/24(a)		485	527,437

Total Governments—Sovereign Agencies (cost $5,265,436)			5,080,683

QUASI-SOVEREIGNS–0.7%
Quasi-Sovereign Bonds–0.7%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		545	583,345

Malaysia–0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		2,675	3,000,772

Mexico–0.2%
Petroleos Mexicanos 3.50%, 7/18/18		1,061	1,103,440

Total Quasi-Sovereigns (cost $4,283,972)			4,687,557

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.5%

United States–0.5%
State of California Series 2010 7.625%, 3/01/40 (cost $2,035,337)	U.S.$	1,965	$3,062,787

	Shares
PREFERRED STOCKS–0.3%
Financials–0.3%
Insurance–0.3%
Allstate Corp. (The) 5.10% (cost $1,897,200)		71,003	1,843,948

	Principal Amount (000)
EMERGING MARKETS—CORPORATE BONDS–0.2%
Industrial–0.2%
Communications—Telecommunications–0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)	U.S.$	355	378,253

Consumer Non-Cyclical–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		945	893,025

Total Emerging Markets—Corporate Bonds (cost $1,292,407)			1,271,278

	Shares
COMMON STOCKS–0.2%
Financials–0.2%
Insurance–0.2%
Mt. Logan Re Ltd. (Preference Shares)(h)^ (cost $1,000,000)		1,000	1,009,196

Principal Amount (000)
GOVERNMENTS—SOVEREIGN BONDS–0.0%
Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15 (cost $73,443)	U.S.$	73	73,697

2015 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–15.8%
Investment Companies–11.7%
AB Fixed Income Shares, Inc.–Government STIF Portfolio, 0.10%(i)(j) (cost $75,173,552)		75,173,552	$75,173,552

	Principal Amount (000)
Agency Discount Note–2.1%
Federal Home Loan Bank Zero Coupon, 5/01/15 (cost $13,291,114)	U.S.$	13,292	13,291,114

Certificates of Deposit–1.1%
Wells Fargo Bank NA 0.23%, 4/08/15 (cost $6,820,000)	U.S.$	6,820	$6,820,001

Commercial Paper–0.9%
Banque Caisse Depargne Letat C Zero Coupon, 9/01/15 (cost $5,817,573)		5,825	5,817,573

Total Short-Term Investments (cost $101,102,239)			101,102,240

Total Investments—115.3% (cost $724,534,319)			740,888,322

Other assets less liabilities—(15.3)%			(98,275,777)

Net Assets—100.0%			$642,612,545

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2015	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Year Canadian Bond Futures	31	June 2015	$3,451,080	$3,493,695	$42,615
U.S. T-Note 2 Yr (CBT) Futures	259	June 2015	56,601,271	56,761,468	160,197
U.S. T-Note 5 Yr (CBT) Futures	86	June 2015	10,242,506	10,338,141	95,635
U.S. T-Note 10 Yr (CBT) Futures	192	June 2015	24,454,761	24,750,000	295,239
U.S Ultra Bond Futures	94	June 2015	15,537,127	15,968,250	431,123

Sold Contracts
Euro-BOBL Futures	131	June 2015	18,211,647	18,231,224	(19,577)

					$1,005,232

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,570	IDR	20,356,023	4/17/15	$(20,717)
BNP Paribas SA	USD	174	CAD	221	4/10/15	766
BNP Paribas SA	GBP	2,112	USD	3,110	4/23/15	(21,706)
Citibank	JPY	2,100,000	USD	17,613	5/15/15	93,606
Deutsche Bank AG	BRL	8,238	USD	2,850	4/02/15	268,482
Deutsche Bank AG	USD	2,568	BRL	8,238	4/02/15	13,235
JPMorgan Chase Bank	CAD	6,061	USD	4,811	4/10/15	26,150
Morgan Stanley & Co., Inc.	AUD	6,132	USD	4,685	5/15/15	25,556
Royal Bank of Scotland PLC	GBP	2,205	USD	3,234	4/23/15	(35,671)
Royal Bank of Scotland PLC	TWD	49,766	USD	1,596	4/28/15	2,954
Royal Bank of Scotland PLC	EUR	6,371	USD	6,953	4/30/15	99,776
Standard Chartered Bank	USD	352	IDR	4,716,884	4/17/15	6,747
State Street Bank & Trust Co.	SGD	2,171	USD	1,556	4/24/15	(24,767)
UBS AG	BRL	8,238	USD	2,568	4/02/15	(13,235)

18	Sanford C. Bernstein Fund II, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	USD	2,589	BRL	8,238	4/02/15	$(7,747)
UBS AG	BRL	8,238	USD	2,567	5/05/15	7,569

						$420,998

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	2.48%	$10,670	$(939,894)	$(619,973)
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)	0.56	21,840	(401,494)	(140,759)

				$(1,341,388)	$(760,732)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	CAD	30,000	3/10/17	0.973%	3 Month CDOR	$(45,778)
Morgan Stanley & Co., LLC/(CME Group)	AUD	39,740	3/11/17	2.140%	3 Month BBSW	(154,345)
Morgan Stanley & Co., LLC/(CME Group)		$21,820	3/11/17	3 Month LIBOR	0.963%	80,892
Morgan Stanley & Co., LLC/(CME Group)		3,220	6/25/21	2.243%	3 Month LIBOR	(122,586)
Morgan Stanley & Co., LLC/(CME Group)		14,500	11/04/23	2.691%	3 Month LIBOR	(1,038,845)
Morgan Stanley & Co., LLC/(CME Group)		4,500	1/14/24	2.980%	3 Month LIBOR	(408,073)
Morgan Stanley & Co., LLC/(CME Group)		3,970	2/14/24	2.889%	3 Month LIBOR	(320,192)
Morgan Stanley & Co., LLC/(CME Group)		5,670	4/28/24	2.817%	3 Month LIBOR	(472,529)
Morgan Stanley & Co., LLC/(CME Group)		3,200	5/29/24	3 Month LIBOR	2.628%	206,332
Morgan Stanley & Co., LLC/(CME Group)	AUD	6,050	3/11/25	6 Month BBSW	2.973%	105,157
Morgan Stanley & Co., LLC/(CME Group)		$3,120	3/11/25	2.306%	3 Month LIBOR	(84,278)
Morgan Stanley & Co., LLC/(CME Group)		2,000	9/25/43	3 Month LIBOR	3.722%	576,724

						$(1,677,521)

2015 Semi-Annual Report	19

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00	0.47	$3,000	$38,985	$(52,211)	$91,196
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	767	15,961	(8,763)	24,724
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	310	6,452	(3,541)	9,993
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	313	6,501	(3,569)	10,070
Kohl’s Corp., 6.250% 12/15/17, 6/20/19*	1.00	0.51	450	9,360	(4,612)	13,972

				$77,259	$(72,696)	$149,955

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$9,390	3/04/16	CPI#	1.170%	$46,609

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	11,590	1/30/17	1.059%	3 Month LIBOR	$ (80,772)
JPMorgan Chase Bank	12,780	2/07/22	2.043%	3 Month LIBOR	(255,986)

					$ (336,758)

REVERSE REPURCHASE AGREEMENTS (see Note 3)
Broker	Interest Rate		Maturity	U.S. $ Value at March 31, 2015
Barclays Bank+	(1.25	)%*	12/31/15	$509,724

+ The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2015

* Interest payment due from counterparty.

** Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2015, the aggregate market value of these securities amounted to $108,457,326 or 16.9% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2015.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(e)	Variable rate coupon, rate shown as of March 31, 2015.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Illiquid security.
(h)	Restricted and illiquid security.

20	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments (continued)

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$ 1,000,000	$1,009,196	0.01%

(i)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BBSW—Bank Bill Swap Reference Rate (Australia)

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

CPI—Consumer Price Index

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

2015 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2015 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL
ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $649,360,767)	$665,714,770
Affiliated issuers (cost $75,173,552)	75,173,552
Foreign currencies, at value (cost $17,737,209)	17,683,944
Cash collateral due from broker	2,384,307
Receivables:
Interest & dividends	3,010,894
Investment securities sold	117,220,358
Capital shares sold	314,902
Margin due from broker on exchange-traded derivatives	131,882
Unrealized appreciation of inflation swaps	46,609
Unrealized appreciation of credit default swaps	149,955
Unrealized appreciation of forward currency exchange contracts	544,841

Total assets	882,376,014

LIABILITIES
Reverse repurchase agreements	509,724
Payables:
Dividends to shareholders	329,621
Investment securities purchased and foreign currency transactions	237,720,150
Capital shares redeemed	232,300
Advisory fee	193,245
Margin owed to broker on exchange-traded derivatives	103,398
Administrative fee	14,577
Transfer Agent fee	3,005
Accrued expenses	124,152
Unrealized depreciation of interest rate swaps	336,758
Unrealized depreciation of forward currency exchange contracts	123,843
Upfront premium received on credit default swaps	72,696

Total liabilities	239,763,469

NET ASSETS	$642,612,545

SHARES OF CAPITAL STOCK OUTSTANDING	41,152,735

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.62

NET ASSETS CONSIST OF:
Capital stock, at par*	$41,153
Additional paid-in capital	615,475,572
Distributions in excess of net investment income	(1,000,787)
Accumulated net realized gain on investment and foreign currency transactions	12,965,907
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	14,780,788
Foreign currency denominated assets and liabilities	349,912

$642,612,545

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the six months ended March 31, 2015 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$9,290,596
Dividends
Unaffiliated issuers	45,264
Affiliated issuers	28,821

Total income	9,364,681

Expenses:
Advisory fee (see Note 2A)	1,587,047
Custodian fee	107,067
Transfer Agent fee	9,140
Auditing and tax fees	42,248
Directors’ fees and expenses	36,166
Administrative	27,803
Legal fees	23,852
Registration fees	13,918
Printing fees	10,722
Miscellaneous	16,647

Total expenses	1,874,610
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(446,268)

Net expenses	1,428,342

Net investment income	7,936,339

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	9,467,880
Futures	1,901,708
Swaps	(598,960)
Foreign currency transactions	4,322,022

Net realized gain on investment and foreign currency transactions	15,092,650

Net change in unrealized appreciation/depreciation of:
Investments	1,467,819
Futures	1,182,267
Swaps	(1,945,142)
Foreign currency denominated assets and liabilities	(2,122,010)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(1,417,066)

Net realized and unrealized gain on investment and foreign currency transactions	13,675,584

Net increase in net assets resulting from operations	$21,611,923

See Notes to Financial Statements.

2015 Semi-Annual Report	23

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$7,936,339	$21,810,164
Net realized gain on investment and foreign currency transactions	15,092,650	18,104,732
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(1,417,066)	(3,470,904)

Net increase in net assets resulting from operations	21,611,923	36,443,992

Dividends and distributions to shareholders:
Dividends from net investment income	(10,573,127)	(20,636,911)
Distributions from net realized gain on investment transactions	(16,275,788)	(4,026,110)

Total dividends and distributions to shareholders	(26,848,915)	(24,663,021)

Capital-share transactions:
Net proceeds from sales of shares	82,141,236	94,905,676
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	24,384,131	20,623,104

Total proceeds from shares sold	106,525,367	115,528,780
Cost of shares redeemed	(92,707,468)	(226,067,682)

Net increase (decrease) in net assets from capital-share transactions	13,817,899	(110,538,902)

Net increase (decrease) in net assets	8,580,907	(98,757,931)

NET ASSETS:
Beginning of period	634,031,638	732,789,569

End of period (a)	$642,612,545	$634,031,638

(a) Includes (distributions in excess of net investment income)/undistributed net investment income of:	$(1,000,787)	$1,636,001

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10
Net asset value, beginning of period	$15.77		$15.52	$16.39	$16.17		$16.08	$15.10

Income from investment operations
Investment income, net†	0.20		0.48	0.43	0.41		0.57	0.65
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.33		0.31	(0.70)	0.47	*	0.25	1.08
Contributions from Adviser	0		0	0	0.01	*	0	0

Total from investment operations	0.53		0.79	(0.27)	0.89		0.82	1.73

Less dividends and distributions:
Dividends from net investment income	(0.27)		(0.45)	(0.50)	(0.43)		(0.58)	(0.66)
Dividends from net realized gain on investment transactions	(0.41)		(0.09)	(0.10)	(0.24)		(0.15)	(0.09)

Total dividends and distributions	(0.68)		(0.54)	(0.60)	(0.67)		(0.73)	(0.75)

Net asset value, end of period	$15.62		$15.77	$15.52	$16.39		$16.17	$16.08

Total return (a)	3.42%		5.21%	(1.67)% **	5.70%	#	5.30%	11.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$642,613		$634,032	$732,790	$1,105,227		$1,207,593	$1,123,905
Average net assets (000 omitted)	$636,563		$707,180	$970,083	$1,146,019		$1,143,740	$1,105,250
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	^	0.45%	0.45%	0.45%		0.45%	0.45%	+
Expenses, before waivers/reimbursements	0.59%	^	0.58%	0.55%	0.54%		0.54%	0.54%	+
Net investment income	2.50%	^	3.08%	2.67%	2.54%		3.61%	4.19%	+
Portfolio turnover rate	133%		260%	193%	136%		121%	105%

†	Based on average shares outstanding.
*	Amount reclassified from realized gain (loss) on investment transactions.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the year ended September 30, 2013 by 0.01%.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.08% for the year ended September 30, 2012.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
^	Annualized.

See Notes to Financial Statements.

2015 Semi-Annual Report	25

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to

26	Sanford C. Bernstein Fund II, Inc.

the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2015 Semi-Annual Report	27

Notes to Financial Statements (continued)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2015:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grade	$0	$144,513,082	$0	$144,513,082
Mortgage Pass-Throughs	0	130,881,880	0	130,881,880
Governments—Treasuries	0	107,413,037	0	107,413,037
Asset-Backed Securities	0	84,511,668	7,481,627	91,993,295
Commercial Mortgage-Backed Securities	0	60,564,524	5,227,330	65,791,854
Inflation-Linked Securities	0	28,617,442	0	28,617,442
Collateralized Mortgage Obligations	0	764,771	19,459,806	20,224,577
Corporates—Non-Investment Grade	0	17,826,596	0	17,826,596
Agencies	0	15,495,173	0	15,495,173
Governments—Sovereign Agencies	0	5,080,683	0	5,080,683
Quasi-Sovereigns	0	4,687,557	0	4,687,557
Local Governments—Municipal Bonds	0	3,062,787	0	3,062,787
Preferred Stocks	1,843,948	0	0	1,843,948
Emerging Markets—Corporate Bonds	0	1,271,278	0	1,271,278
Common Stocks	0	0	1,009,196	1,009,196
Governments—Sovereign Bonds	0	73,697	0	73,697
Short-Term Investments:
Investment Companies	75,173,552	0	0	75,173,552
Agency Discount Note	0	13,291,114	0	13,291,114
Certificate of Deposit	0	6,820,001	0	6,820,001
Commercial Paper	0	5,817,573	0	5,817,573
Total Investments in Securities	77,017,500	630,692,863	33,177,959	740,888,322
Other Financial Instruments* :
Assets:
Futures	1,024,809	0	0	1,024,809	#
Forward Currency Exchange Contracts	0	544,841	0	544,841
Centrally Cleared Interest Rate Swaps	0	969,105	0	969,105	#
Credit Default Swaps	0	149,955	0	149,955
Inflation (CPI) Swaps	0	46,609	0	46,609
Liabilities:
Futures	(19,577)	0	0	(19,577	)#
Forward Currency Exchange Contracts	0	(123,843)	0	(123,843)
Centrally Cleared Credit Default Swaps	0	(760,732)	0	(760,732	)#
Centrally Cleared Interest Rate Swaps	0	(2,646,626)	0	(2,646,626	)#
Interest Rate Swaps	0	(336,758)	0	(336,758)
Total+	$78,022,732	$628,535,414	$33,177,959	$739,736,105

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

28	Sanford C. Bernstein Fund II, Inc.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/14	$11,995,431	$1,599,755	$17,859,090
Accrued discounts/(premiums)	13,823	(4,267)	53,222
Realized gain (loss)	(14,383)	(1,024)	(35,048)
Change in unrealized appreciation/depreciation	(35,659)	(31,397)	(109,662)
Purchases/Payups	2,673,019	3,673,892	4,874,014
Sales/Paydowns	(4,929,703)	(9,629)	(3,181,810)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(2,220,901)	0	0

Balance as of 3/31/15	$7,481,627	$5,227,330	$19,459,806

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/15*	$(34,458)	$(31,397)	$(94,270)

	COMMON STOCKS	TOTAL
Balance as of 9/30/14	$0	$31,454,276
Accrued discounts/(premiums)	0	62,778
Realized gain (loss)	0	(50,455)
Change in unrealized appreciation/depreciation	9,196	(167,522)
Purchases/Payups	1,000,000	12,220,925
Sales/Paydowns	0	(8,121,242)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	(2,220,901)

Balance as of 3/31/15	$1,009,196	$33,177,959 +

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/15*	$9,196	$(150,929)

+	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of March 31, 2015 all Level 3 securities were priced by third vendors or using prior transactions, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing

2015 Semi-Annual Report	29

Notes to Financial Statements (continued)

policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

30	Sanford C. Bernstein Fund II, Inc.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an advisory fee at an annual rate of 0.50% of the average daily net assets of the Portfolio for the first $1 billion and 0.45% thereafter. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 31, 2016 and may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2015, the aggregate amount of such fee waiver was $446,268.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

2015 Semi-Annual Report	31

Notes to Financial Statements (continued)

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2015 is as follows:

MARKET VALUE SEPTEMBER 30, 2014 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2015 (000)	DIVIDEND INCOME (000)
$77,150	$266,438	$268,414	$75,174	$29

Brokerage commissions paid on investment transactions for the six months ended March 31, 2015 amounted to $5,664, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2015, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$82,906,580	$58,183,603
U.S. government securities	786,941,274	779,619,533

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$21,114,211
Gross unrealized depreciation	(4,760,208)

Net unrealized appreciation	$16,354,003

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

32	Sanford C. Bernstein Fund II, Inc.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps.

2015 Semi-Annual Report	33

Notes to Financial Statements (continued)

Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended March 31, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit

34	Sanford C. Bernstein Fund II, Inc.

protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended March 31, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

As of March 31, 2015, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

2015 Semi-Annual Report	35

Notes to Financial Statements (continued)

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At March 31, 2015, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on exchange-traded derivatives	$1,993,914	*	Margin due from/owed to broker on exchange-traded derivatives	$2,666,203	*
Credit contracts				Margin due from/owed to broker on exchange-traded derivatives	760,732	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	544,841		Unrealized depreciation on forward currency exchange contracts	123,843
Interest rate contracts	Unrealized appreciation on inflation rate swaps	46,609
Interest rate contracts				Unrealized depreciation on interest rate swaps	336,758
Credit contracts	Unrealized appreciation on credit default swaps	149,955
Total		$2,735,319			$3,887,536

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,901,708	$1,182,267
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,261,927	(2,060,627)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(529,232)	(1,645,415)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(69,728)	(299,727)
Total		$3,564,675	$(2,823,502)

36	Sanford C. Bernstein Fund II, Inc.

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2015:

Futures:
Average original value of buy contracts	$86,277,307
Average original value of sale contracts	$12,337,124	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,791,231
Average principal amount of sale contracts	$58,317,175

Interest Rate Swaps:
Average notional amount	$24,370,000

Inflation Swaps:
Average notional amount	$9,390,000	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$67,117,597

Credit Default Swaps:
Average notional amount of sale contracts	$4,840,000

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$31,991,429

(a)	Positions were open for three months during the period.

(b)	Positions were open for one month during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2015:

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$131,882	$(103,398)	$0	$0	$28,484

Total	$131,882	$(103,398)	$0	$0	$28,484

OTC Derivatives:
Barclays Bank PLC	$46,609	$(20,717)	$0	$0	$25,892
BNP Paribas SA	766	(766)	0	0	0
Citibank	93,606	0	0	0	93,606
Credit Suisse International	77,259	0	0	0	77,259
Deutsche Bank AG	281,717	0	0	0	281,717
JPMorgan Chase Bank	26,150	(26,150)	0	0	0
Morgan Stanley & Co., Inc.	25,556	0	0	0	25,556
Royal Bank of Scotland PLC	102,730	(35,671)	0	0	67,059
Standard Chartered Bank	6,747	0	0	0	6,747
UBS AG	7,569	(7,569)	0	0	0

Total	$668,709	$(90,873)	$0	$0	$577,836	^

2015 Semi-Annual Report	37

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$103,398	$(103,398)	$0	$0	$0

Total	$103,398	$(103,398)	$0	$0	$0

OTC Derivatives:
Barclays Bank PLC	$20,717	$(20,717)	$0	$0	$0
BNP Paribas SA	21,706	(766)	0	0	20,940
JPMorgan Chase Bank	336,758	(26,150)	0	(310,608)	0
Royal Bank of Scotland PLC	35,671	(35,671)	0	0	0
State Street Bank & Trust Co.	24,767	0	0	0	24,767
UBS AG	20,982	(7,569)	0	0	13,413

Total	$460,601	$(90,873)	$0	$(310,608)	$59,120	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at March 31, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2015, the Portfolio earned drop income of $1,363,123 which is included in interest income in the accompanying statement of operations.

38	Sanford C. Bernstein Fund II, Inc.

E.	Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2015, the average amount of reverse repurchase agreements outstanding was $3,702,837 and the daily weighted average interest rate was (0.73)%. During the year, the Portfolio received net interest payments from counterparties. At March 31, 2015, the Portfolio had reverse repurchase agreements outstanding in the amount of $509,724 as reported on the statement of assets and liabilities.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolio as of September 30, 2014:

COUNTERPARTY	RVP LIABILITIES SUBJECT TO A MRA	SECURITIES COLLATERAL PLEDGED†*	NET AMOUNT OF RVP LIABILITIES
Barclays Bank	$509,724	$(509,724)	$0

†	Including accrued interest.
*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$22,951,349	$31,680,559
Net long-term capital gains	1,711,672	5,344,161

Total distributions paid	$24,663,021	$37,024,720

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$8,682,539	$9,400,547	$(21,129)	$14,679,904	$32,741,861

(a)	For the year ended September 30, 2014, the Portfolio elected to defer $21,129 of straddle losses.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

2015 Semi-Annual Report	39

Notes to Financial Statements (continued)

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

40	Sanford C. Bernstein Fund II, Inc.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2015 and the year ended September 30, 2014, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/15 (UNAUDITED)	YEAR ENDED 9/30/14
Shares sold	5,279,478	6,074,787
Shares issued to shareholders on reinvestment of dividends and distributions	1,576,593	1,322,736
Shares redeemed	(5,912,111)	(14,397,616)

Net increase (decrease) in shares outstanding	943,960	(7,000,093)
Shares outstanding at beginning of period	40,208,775	47,208,868

Shares outstanding at end of period	41,152,735	40,208,775

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2015.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

2015 Semi-Annual Report	41

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

John H. Dobkin*

Michael J. Downey*

William H. Foulk, Jr.*

D. James Guzy*

Nancy P. Jacklin*

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody*

Earl D. Weiner*

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon**

Vice President

Shawn E. Keegan**

Vice President

Alison M. Martier**

Vice President

Douglas J. Peebles**

Vice President

Greg J. Wilensky**

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Chief Compliance Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles and Wilensky and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42	Sanford C. Bernstein Fund II, Inc.

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio, the Fund’s sole portfolio, at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that no reimbursements had been made to date by the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

2015 Semi-Annual Report	43

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Fund as compared with the Barclays U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2014 and (in the case of comparisons with the Index) the period since inception (May 2002 inception). The directors noted that the Fund was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Fund outperformed the Index in all periods. Based on their review the directors concluded that the Fund’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 50 basis points was about the same as the Expense Group median.

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at the same fee rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors also noted that the Adviser advises another AB fund with a similar investment style and that the fee schedule for the other AB fund had lower breakpoints than the fee schedule in the Fund’s Advisory Agreement. The directors also noted that application of such fee schedule to the level of assets of the Fund would result in the same fee rate as that in the Fund’s Advisory Agreement.

44	Sanford C. Bernstein Fund II, Inc.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all “no load” funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely the expense ratios of some of the other funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio, giving effect to a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the Fund’s fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors had also requested and received from the Adviser certain updates on economies of scale at the May 2014 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

2015 Semi-Annual Report	45

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc. – Intermediate Duration Institutional Portfolio (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Fund’s net assets on September 30, 2014.

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/14 ($MM)
Intermediate Duration	0.50% on 1st 1 billion	$634.2
Institutional Portfolio[5]	0.45% on the balance

1 The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 Jones v. Harris at 1427.

4 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG regulated fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

5 The Fund has an expense cap of 0.45%, which effectively reduces the advisory fee.

46	Sanford C. Bernstein Fund II, Inc.

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Fund’s prospectus update. In addition, set forth below is the gross expense ratio of the Fund, annualized for the most recent semi-annual period:6

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO (3/31/14)[7]	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.58%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets:9

FUND	NET ASSETS 9/30/14 ($MM)	ALLIANCEBERNSTEIN INSTITUTIONAL FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration	$634.2	U.S. Strategic Core Plus	0.214%	0.500%
Institutional Portfolio		0.50% on 1st $30 million 0.20% on the balance Minimum Account Size: $25m

6 Semi-annual total expense ratios are unaudited.

7 Annualized.

8 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

2015 Semi-Annual Report	47

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.500%[10]

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth below.11 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.500%[10]

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10 The Fund has an expense cap 0.45% which effectively reduces the advisory fees by at least five basis points.

11 AVPS was also affected by the settlement between the Adviser and the NYAG.

12 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

48	Sanford C. Bernstein Fund II, Inc.

FUND	CONTRACTUAL MANAGEMENT FEE (%)[15]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK
Intermediate Duration Institutional Portfolio	0.500	0.498	11/19

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.16

FUND	TOTAL EXPENSE RATIO (%)	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.451	0.550	2/19	0.557	22/94

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES

The Fund’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during the calendar year 2013, relative to 2012.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

15 The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

16 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

2015 Semi-Annual Report	49

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2014.22

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Intermediate Duration Institutional Portfolio
1 year	5.19	4.91	4.62	9/19	32/91
3 year	3.34	3.74	3.73	13/18	56/85
5 year	5.86	5.74	5.48	8/16	27/76
10 year	5.11	5.23	5.05	9/14	24/54

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

17 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20 Fund performance returns were provided by Lipper.

21 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22 The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

23 The Adviser provided Fund and benchmark performance return information for periods through July 31, 2014.

24 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

50	Sanford C. Bernstein Fund II, Inc.

	PERIODS ENDING JULY 31, 2014 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	5.19	3.35	5.87	5.11	5.25	4.00	0.84	10
Barclays Capital U.S Aggregate Bond Index	3.97	3.04	4.47	4.80	5.03	3.24	0.96	10
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

2015 Semi-Annual Report	51

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0315

ITEM 2.    CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 21, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	May 21, 2015